IMPORTANT NOTICE

REGARDING YOUR INVESTMENT

OPPENHEIMERFUNDS

6803 South Tucson Way, Centennial, Colorado 80112

May 15, 2013

Dear Shareholder:

The Board of your Oppenheimer Funds has sent you a Notice of Joint Special Meeting to ask for your vote on important proposals affecting your Fund. The Joint Special Meeting is scheduled to be held on June 21, 2013 at the Fund’s offices at 6803 South Tucson Way, Centennial, Colorado 80112 at 1:00 PM and/or 2:00 PM Mountain Time for certain Funds.

Detailed information about the Joint Special Meeting and the proposals can be found in the proxy statement. To simplify matters we have included another copy of the proxy card for your review and convenience. Should you have any questions regarding the proposals or to vote your shares, please call 1 (800) 331-5963.

The Fund’s records indicate that you have NOT voteD. please take a moment now to cast your vote so that your shares may be represented at the JOINT Special Meeting.

Voting is easy. Please take a moment now to cast your vote using one of the options listed below:

1.	Vote by Phone. Simply dial toll-free 1 (800) 331-5963. Representatives are available Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. eastern time.

2.	Vote via the Internet. Simply visit the website indicated on the enclosed proxy card and follow the instructions on the website.

3.	Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy card in the postage-prepaid return envelope provided.

Thank you in advance for your participation.

IMPORTANT NOTICE

REGARDING YOUR INVESTMENT

OPPENHEIMERFUNDS

6803 South Tucson Way, Centennial, Colorado 80112

May 15, 2013

Dear Shareholder:

The Board of your Oppenheimer Funds has sent you a Notice of Joint Special Meeting to ask for your vote on important proposals affecting your Fund. The Joint Special Meeting is scheduled to be held on June 21, 2013 at the Fund’s offices at 6803 South Tucson Way, Centennial, Colorado 80112 at 1:00 PM and/or 2:00 PM Mountain Time for certain Funds.

Detailed information about the Joint Special Meeting and the proposals can be found in the proxy statement. To simplify matters we have included another copy of the proxy card for your review and convenience. Should you have any questions regarding the proposals please call 1 (800) 331-5963 Ext. 7958.

The Fund’s records indicate that you have NOT voteD. please take a moment now to cast your vote so that your shares may be represented at the JOINT Special Meeting.

Voting is easy. Please take a moment now to cast your vote using one of the options listed below:

1.	Vote by Phone. Simply dial the toll-free number located on the enclosed proxy card. Please have the proxy card available at the time of the call.

2.	Vote via the Internet. Simply visit the website indicated on the enclosed proxy card and follow the instructions on the website.

3.	Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy card in the postage-prepaid return envelope provided.

Thank you in advance for your participation.

IMPORTANT NOTICE

REGARDING YOUR INVESTMENT

OPPENHEIMERFUNDS

6803 South Tucson Way, Centennial, Colorado 80112

May 15, 2013

Dear Shareholder:

The Board of your Oppenheimer Funds has sent you a Notice of Joint Special Meeting to ask for your vote on important proposals affecting your Fund. The Joint Special Meeting is scheduled to be held on June 21, 2013 at the Fund’s offices at 6803 South Tucson Way, Centennial, Colorado 80112 at 1:00 PM and/or 2:00 PM Mountain Time for certain Funds.

Detailed information about the Joint Special Meeting and the proposals can be found in the proxy statement. To simplify matters we have included another copy of the proxy card for your review and convenience. Should you have any questions regarding the proposals please call 1 (800) 331-5963 Ext. 7958.

The Fund’s records indicate that you have NOT voteD. please take a moment now to cast your vote so that your shares may be represented at the JOINT Special Meeting.

Voting is easy. Please take a moment now to cast your vote using one of the options listed below:

1.	Vote by Phone. Simply dial the toll-free number located on the enclosed proxy card. Please have the proxy card available at the time of the call.

2.	Vote via the Internet. Simply visit the website indicated on the enclosed proxy card and follow the instructions on the website.

3.	Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy card in the postage-prepaid return envelope provided.

Thank you in advance for your participation.